                             OCC ACCUMULATION TRUST

                              O MANAGED PORTFOLIO
                               SEMI-ANNUAL REPORT
                                 JUNE 30, 1999

                                                              MANAGED BY
                                                                [LOGO]

                             OCC ACCUMULATION TRUST
                                   MANAGED BY
                                    [LOGO]

                 REPORT FOR THE SIX MONTHS ENDED JUNE 30, 1999

     The first half of 1999 was a period of generally higher stock prices, with the market advancing 12.4% as measured by the Standard & Poor's 500 index ("S&P 500"). Within that general uptrend, however, there were several crosscurrents. In the first quarter, the gains of the S&P 500 continued to be driven by a limited number of technology and large cap growth issues, as had been true throughout 1998 and 1997. In the second quarter, by contrast, market leadership broadened to include undervalued stocks with strong business fundamentals of the type owned in our portfolios. Value stocks include those judged to be trading at market prices well below the inherent value of the business, while growth stocks include those believed to have excellent long-term earnings growth prospects. In addition, the stocks of small companies, which had trailed the performance of large cap issues for an extended period, sprang back to life in the second quarter, advancing sharply.

     Periods of outperformance by growth or value, or by large cap or small cap, are normal. Like a pendulum, when the market reaches one extreme or the other, absent some unusual factor it typically swings back. We believe the market is now coming back toward our value style, which should benefit the equity portfolios in the OCC Accumulation Trust.

     As the third quarter begins, a central issue facing investors is whether the U.S. economy is likely to overheat, causing interest rates to rise further. The debate surrounding this issue has resulted from warnings by Federal Reserve Chairman Alan Greenspan in mid-June that the recent growth rate of the U.S. economy is "unsustainable" and that the reservoir of available workers is drying up. In late June, in a preemptive move to keep the economy in check, the Federal Reserve (the "Fed") raised its target short-term interest rate by one-quarter percentage point, the first increase in more than two years.

     The Fed's action is consistent with our expectation that the three one-quarter point rate easings of 1998 are likely to require reversal during 1999. The original easings were made in response to global problems that are now on the mend; they were not required to stimulate the U.S. economy. Our current expectation is that the Fed will continue to retract the 1998 easings in order to maintain economic balance. That behavior should be positive for our investment style and central to the performance of the U.S. equity market as a whole.

     Our investment philosophy is characterized by:

     1. Long-term perspective: We focus on individual companies and try to understand where their businesses are going over the next several years, not on where the stock market is heading in the next quarter.

     2. Emphasis on cash flow: We buy businesses which generate cash that they can use to compound investors' capital throughout an economic cycle.

     3. Disciplined approach to valuation: We want to buy successful companies that are growing. However, unlike more aggressive investors, we are reluctant to pay a large premium for that growth. We believe that overpaying adds to risk and makes it more difficult to achieve an investment profit.

                             OCC ACCUMULATION TRUST
                               MANAGED PORTFOLIO

     The Managed Portfolio performed well in its peer group and continued its excellent long-term results in the first half of 1999. For the half, the Portfolio's total return of 7.2% compared with an average total return of 5.9% for the funds in Lipper's Variable Insurance Products Performance Service Report flexible portfolio category and a return of 12.4% for the Standard & Poor's 500 index ("S&P 500") inclusive of dividends. The S&P 500 is an unmanaged index of 500 of the largest corporations weighted by market capitalization. The Portfolio's six-month performance ranked 25th among the 92 funds in the Lipper flexible portfolio universe.

     We achieved these results despite our conservative investment posture in a rising stock market. At June 30, 1999, the Portfolio's net assets were allocated 82% to common and preferred stocks and 18% to cash and cash equivalents. This is virtually unchanged from the allocation of net assets six months earlier. The Portfolio's cash position offers some protection against a stock market price decline and is a resource to buy stocks as they become available at attractive prices.

     The Portfolio invests in stocks, bonds and cash equivalents, with an emphasis on stocks, which have outperformed other classes of investments for nearly every five-year period since the Depression.

     During the second quarter, following an extended period in which the performance of the S&P 500 was driven by a limited number of large capitalization growth issues, stock market leadership broadened to include undervalued stocks with strong business fundamentals of the type owned by the Portfolio. Benefiting from this change, the Portfolio delivered a total return of 7.5% in the second quarter, exceeding both the 4.7% average total return of the funds in the Lipper flexible portfolio category and the 7.0% return of the S&P 500. Several of our largest holdings advanced sharply in price during the quarter, contributing significantly to the Portfolio's returns. These holdings included Computer Associates International (computer software), Wells Fargo (banking), Boeing (aerospace) and Citigroup (financial services).

     The 12 months ended June 30, 1999 were a more difficult period for the Portfolio, with results well below our expectations. In the 12 months, the Portfolio's total return of 3.4% compared with a return of 22.8% for the S&P 500 and an average total return of 9.3% for the funds in the Lipper flexible portfolio category. The Portfolio's 12-month performance ranked 80th among the 92 funds in the Lipper category. We trailed the S&P 500 for several reasons, including our concerns about investing in the large cap growth stocks with very high market valuations that had led the stock market's advance during 1998 and into the first quarter of 1999. Some of these stocks reached price-earnings ratios of 60 or more, making them vulnerable, in our view, to sizable price declines. Although the Portfolio's performance suffered in the short-run by avoiding these stocks, we believe the Portfolio is well positioned to generate favorable returns over time, without taking large risks, because its owns good businesses run by capable managements at large discounts to inherent value.

     Our philosophy of investing in superior businesses available at reasonable prices has produced one of the best long-term performance records in the Lipper flexible portfolio category. For the three years ended June 30, 1999, the Portfolio delivered an average annual total return of 16.6%, compared with the average of 15.8% for the funds in the Lipper flexible portfolio category and 29.1% for the S&P 500. The Portfolio's three-year performance was 36th among the 76 funds in this Lipper universe. In the five years ended June 30, 1999, the Portfolio's average annual total return of 20.4%* compared with the average annual total return of 16.1% for the funds in the Lipper flexible portfolio category and 27.9% for the S&P 500. This five-year performance was sixth among the 60 funds in the Lipper flexible portfolio universe.

------------------
* Based on results of the OCC Accumulation Trust and its predecessor. On September 16, 1994, an investment company which had commenced operations on August 1, 1988, called Quest for Value Accumulation Trust (the "Old Trust"), was effectively divided into two investment funds--the Old Trust and the present OCC Accumulation Trust (the "Present Trust")--at which time the Present Trust commenced operations. The total net assets of the Managed Portfolio immediately after the transaction were $682,601,380 in the Old Trust and $51,345,102 in the Present Trust. For the period prior to September 16, 1994, the performance figures for the Managed Portfolio of the Present Trust reflect the performance of the Managed Portfolio of the Old Trust.

     For the 10 years ended June 30, 1999, the Portfolio's average annual total return was 18.4%*, compared with an average of 13.4% for the funds in its Lipper category and 18.8% for the S&P 500. The Portfolio's 10-year results were second among the 38 funds in its Lipper category. Since its inception on August 1, 1988, the Portfolio has provided an average annual total return of 18.8%* compared with 19.1% for the S&P 500. Returns for the Portfolio take into account expenses incurred by the Portfolio, but not other charges imposed by the Variable Accounts.

     We believe companies create wealth by generating high rates of cash flow. That wealth is delivered to shareholders by managements who use cash wisely, such as for astute acquisitions or stock repurchase. Our criteria in buying the stocks of these companies include: good businesses with growing free cash flow; management motivated to create wealth for shareholders; and securities that can be purchased inexpensively.

     The objective of our value-based approach is to produce excellent long-term investment performance, without taking large risks, by acquiring stocks for substantially less than they are worth. While our investment style sometimes requires patience, we believe the intrinsic value of a company--which is based on cash flow, earnings, strength of balance sheet, competitive strengths and other factors--almost always ends up being reflected over time in its share price. We do not trade in and out of the market nor do we buy highly speculative stocks, since doing so, in our view, adds to risk and runs up costs.

     New positions established in the first half of 1999 included American Home Products, Cadence Design Systems (computer software) and AMFM, formerly called Chancellor Media (radio broadcasting). Each of these companies exemplify our philosophy of investing in undervalued companies with excellent business prospects.

     American Home Products is in three businesses: pharmaceuticals, consumer health care and agricultural products. We believe the company is on the verge of benefiting from several new drug introductions, each of which over time is expected to generate revenues in excess of a billion dollars. AMFM is one of the largest radio station owners in the U.S. and its planned purchase of Capstar Broadcasting will make it the market leader, with more than 485 stations in 105 markets. Our analysis shows AMFM to be an undervalued company with strong prospects to generate high cash flow. We purchased a small position in Cadence Design after the stock fell nearly 50% in one day due to an earnings shortfall. In our view, the market's reaction was excessive, creating an opportunity to invest in this quality company at a bargain price.

     The Portfolio's five largest equity positions at June 30, 1999 were Citigroup, a leading global banking, insurance and other financial services company, representing 6.6% of the Portfolio's net assets; McDonald's, a premier fast-food company with growing global markets, 5.5% of net assets; Freddie Mac, the second largest insurer of home mortgages in the United States, 5.3% of net assets; Wells Fargo, a financial conglomerate comprising one of the larger banks in the Midwest and West, together with national mortgage and consumer finance companies, 5.2% of net assets; and Computer Associates International, which designs and markets computer software, 4.6% of net assets.

     Major industry positions at the end of the half were: financial services, 13.8% of net assets; banking, representing 9.3% of the Portfolio's net assets; food services, 8.8% of net assets; media/broadcasting, 7.2% of net assets; and chemicals, 6.3% of net assets.

     We believe the best investments to own for the long-term are excellent businesses with good prospects that are undervalued. By investing in these companies, we remain focused on delivering superior long-term investment results for the Portfolio's shareholders, without taking large risks.

                             OCC ACCUMULATION TRUST
                               MANAGED PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                                 JUNE 30, 1999
                                  (UNAUDITED)


  PRINCIPAL
   AMOUNT                                                                                               VALUE
-------------                                                                                       --------------
               U.S. GOVERNMENT AGENCY NOTES -- 2.6%
$     308,000  Federal Home Loan Bank, 4.60%, 7/1/99..............................................  $      308,000
               Federal National Mortgage Association,
   20,845,000  4.77%, 7/7/99......................................................................      20,828,428
      575,000  4.77%, 7/8/99......................................................................         574,467
                                                                                                    --------------
               Total U.S. Government Agency Notes (cost -- $21,710,895)...........................      21,710,895
                                                                                                    --------------
               SHORT-TERM CORPORATE NOTES -- 15.2%
               AUTOMOTIVE -- 3.1%
   25,883,000  Ford Motor Credit Corp., 5.13%, 8/3/99.............................................      25,761,285
                                                                                                    --------------
               BROKERAGE -- 3.0%
   25,000,000  Goldman Sachs Group L.P. (The), 5.10%, 7/19/99.....................................      24,936,250
                                                                                                    --------------
               FINANCIAL SERVICES -- 1.7%
    6,760,000  American Express Credit Corp., 5.05%, 7/28/99......................................       6,734,396
    7,365,000  Norwest Financial, Inc., 5.04%, 7/23/99............................................       7,342,316
                                                                                                    --------------
                                                                                                        14,076,712
                                                                                                    --------------
               INSURANCE -- 3.6%
   30,000,000  Prudential Funding Corp., 5.06%, 7/26/99...........................................      29,894,583
                                                                                                    --------------
               TECHNOLOGY -- 3.8%
               IBM Credit Corp.,
    1,020,000  4.96%, 7/21/99.....................................................................       1,017,189
   29,730,000  5.10%, 7/21/99.....................................................................      29,645,766
                                                                                                    --------------
                                                                                                        30,662,955
                                                                                                    --------------
               Total Short-Term Corporate Notes (cost -- $125,331,785)............................     125,331,785
                                                                                                    --------------
               U.S. TREASURY NOTES AND BONDS -- 0.1%
      700,000  6.25%, 8/15/23....................................................................          703,283
      297,500  7.875%, 8/15/01....................................................................         311,072
                                                                                                    --------------
               Total U.S. Treasury Notes and Bonds (cost -- $878,219).............................       1,014,355
                                                                                                    --------------
   SHARES
-------------
               COMMON STOCKS -- 82.0%
               AEROSPACE/DEFENSE -- 3.1%
      579,650  Boeing Co..........................................................................      25,613,284
                                                                                                    --------------
               BANKING -- 9.3%
      298,800  BankBoston Corp....................................................................      15,276,150
       35,000  M & T Bank Corp....................................................................      19,250,000
      995,000  Wells Fargo & Co...................................................................      42,536,250
                                                                                                    --------------
                                                                                                        77,062,400
                                                                                                    --------------
               CHEMICALS -- 6.3%
      510,000  du Pont (E.I.) de Nemours & Co.....................................................      34,839,375
      423,500  Monsanto Co........................................................................      16,701,781
                                                                                                    --------------
                                                                                                        51,541,156
                                                                                                    --------------
               COMPUTER SERVICES -- 0.5%
      325,800  Cadence Design Systems, Inc.*......................................................       4,153,950
                                                                                                    --------------

                             OCC ACCUMULATION TRUST
                               MANAGED PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                                 JUNE 30, 1999
                            (UNAUDITED) (CONTINUED)

   SHARES                                                                                               VALUE
-------------                                                                                       --------------
               COMMON STOCKS (CONTINUED)
               CONGLOMERATES -- 4.9%
      330,000  Minnesota Mining & Manufacturing Co................................................  $   28,689,375
      145,000  Textron, Inc.......................................................................      11,935,312
                                                                                                    --------------
                                                                                                        40,624,687
                                                                                                    --------------
               DRUGS & MEDICAL PRODUCTS -- 2.1%
      295,700  American Home Products Corp........................................................      17,002,750
                                                                                                    --------------
               FINANCIAL SERVICES -- 13.8%
    1,139,250  Citigroup, Inc.....................................................................      54,114,375
      749,400  Federal Home Loan Mortgage Corp....................................................      43,465,200
      331,800  Household International, Inc.......................................................      15,719,025
                                                                                                    --------------
                                                                                                       113,298,600
                                                                                                    --------------
               FOOD SERVICES -- 8.8%
      628,900  Diageo plc ADR.....................................................................      27,042,700
    1,094,400  McDonald's Corp....................................................................      45,212,400
                                                                                                    --------------
                                                                                                        72,255,100
                                                                                                    --------------
               INSURANCE -- 3.8%
      350,100  ACE Ltd............................................................................       9,890,325
      377,960  XL Capital Ltd.....................................................................      21,354,740
                                                                                                    --------------
                                                                                                        31,245,065
                                                                                                    --------------
               MACHINERY/ENGINEERING -- 2.6%
      359,500  Caterpillar, Inc...................................................................      21,570,000
                                                                                                    --------------
               MANUFACTURING -- 2.8%
      600,000  ITT Industries, Inc................................................................      22,875,000
                                                                                                    --------------
               MEDIA/BROADCASTING -- 7.2%
      167,100  Chancellor Media Corp.*+...........................................................       9,211,388
      853,500  News Corp. Ltd. ADR++..............................................................      26,938,594
      315,600  Time Warner, Inc...................................................................      23,196,600
                                                                                                    --------------
                                                                                                        59,346,582
                                                                                                    --------------
               PAPER PRODUCTS -- 1.7%
      286,500  Champion International Corp........................................................      13,716,188
                                                                                                    --------------
               PRINTING/PUBLISHING -- 1.7%
      381,360  Donnelley (R.R.) & Sons Co.........................................................      14,134,155
                                                                                                    --------------
               REAL ESTATE -- 0.1%
        1,399  Security Capital Group Inc., (Class A)*............................................         909,080
                                                                                                    --------------
               TECHNOLOGY -- 6.0%
      488,000  Compaq Computer Corp...............................................................      11,559,500
      690,000  Computer Associates International, Inc.............................................      37,950,000
                                                                                                    --------------
                                                                                                        49,509,500
                                                                                                    --------------
               TELECOMMUNICATIONS -- 5.3%
      200,000  Motorola, Inc......................................................................      18,950,000
      468,400  Sprint Corp. (FON Group)...........................................................      24,737,375
                                                                                                    --------------
                                                                                                        43,687,375
                                                                                                    --------------

                             OCC ACCUMULATION TRUST
                               MANAGED PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                                 JUNE 30, 1999
                            (UNAUDITED) (CONCLUDED)

   SHARES                                                                                               VALUE
-------------                                                                                       --------------
               COMMON STOCKS (CONCLUDED)
               TRANSPORTATION -- 2.0%
      260,000  UAL Corp.*.........................................................................  $   16,900,000
                                                                                                    --------------
               Total Common Stocks (cost -- $568,370,274).........................................     675,444,872
                                                                                                    --------------
               Total Investments (cost -- $716,291,173).................................       99.9% $  823,501,907
               Other Assets Less Liabilities............................................        0.1          61,679
                                                                                          ---------  --------------
               Total Net Assets.........................................................      100.0% $  823,563,586
                                                                                          ---------  --------------
                                                                                          ---------  --------------

------------------
 * Non-income producing security
 + Effective July 14, 1999, this company changed its name to AMFM, Inc. ++ Preferred stock
ADR -- American Depositary Receipt


See accompanying notes to financial statements.

                             OCC ACCUMULATION TRUST
                               MANAGED PORTFOLIO
                      STATEMENT OF ASSETS AND LIABILITIES
                                 JUNE 30, 1999
                                  (UNAUDITED)

ASSETS
Investments, at value (cost -- $716,291,173)......................................................  $  823,501,907
Cash..............................................................................................           1,023
Receivable from shares of beneficial interest sold................................................         290,983
Dividends and interest receivable.................................................................         332,965
Other assets......................................................................................           6,878
                                                                                                    --------------
  Total Assets....................................................................................     824,133,756
                                                                                                    --------------

LIABILITIES
Payable for shares of beneficial interest redeemed................................................         315,613
Investment advisory fee payable...................................................................         101,105
Other payables and accrued expenses...............................................................         153,452
                                                                                                    --------------
  Total Liabilities...............................................................................         570,170
                                                                                                    --------------
  Total Net Assets................................................................................  $  823,563,586
                                                                                                    --------------
                                                                                                    --------------

COMPOSITION OF NET ASSETS
Par value ($.01 per share)........................................................................  $      184,761
Paid-in-capital in excess of par..................................................................     698,525,722
Accumulated net investment income.................................................................       4,963,012
Accumulated net realized gain on investments......................................................      12,679,357
Net unrealized appreciation on investments........................................................     107,210,734
                                                                                                    --------------
  Total Net Assets................................................................................  $  823,563,586
                                                                                                    --------------
                                                                                                    --------------
Shares outstanding................................................................................      18,476,086
                                                                                                    --------------
Net asset value per share.........................................................................  $        44.57
                                                                                                    --------------
                                                                                                    --------------

See accompanying notes to financial statements.

                             OCC ACCUMULATION TRUST
                               MANAGED PORTFOLIO
                            STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 1999
                                  (UNAUDITED)

INVESTMENT INCOME
  Dividends (net of foreign withholding taxes of $44,150)..........................................   $ 4,882,603
  Interest.........................................................................................     3,324,764
                                                                                                      -----------
     Total investment income.......................................................................     8,207,367
                                                                                                      -----------

OPERATING EXPENSES
  Investment advisory fees.........................................................................     3,025,934
  Trustees' fees and expenses......................................................................        85,162
  Custodian fees...................................................................................        42,567
  Reports to shareholders..........................................................................        36,288
  Transfer and dividend disbursing agent fees......................................................        29,005
  Audit fees.......................................................................................        10,959
  Legal fees.......................................................................................         6,458
  Miscellaneous....................................................................................        10,796
                                                                                                      -----------
     Total operating expenses......................................................................     3,247,169
     Less: expense offset..........................................................................        (2,820)
                                                                                                      -----------
       Net operating expenses......................................................................     3,244,349
                                                                                                      -----------
       Net investment income.......................................................................     4,963,018
                                                                                                      -----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain on investments.................................................................    15,228,748
  Net change in unrealized appreciation/depreciation on investments................................    35,225,745
                                                                                                      -----------
       Net realized and unrealized gain on investments.............................................    50,454,493
                                                                                                      -----------
Net increase in net assets resulting from operations...............................................   $55,417,511
                                                                                                      -----------
                                                                                                      -----------

See accompanying notes to financial statements.

                             OCC ACCUMULATION TRUST
                               MANAGED PORTFOLIO
                       STATEMENT OF CHANGES IN NET ASSETS

                                                                               SIX MONTHS ENDED      YEAR ENDED
                                                                               JUNE 30, 1999(1)    DECEMBER 31, 1998
                                                                               ----------------    -----------------
OPERATIONS

Net investment income.......................................................     $  4,963,018        $  11,467,184
Net realized gain on investments............................................       15,228,748           23,587,489
Net change in unrealized appreciation/depreciation on investments...........       35,225,745             (185,933)
                                                                                 ------------        -------------
  Net increase in net assets resulting from operations......................       55,417,511           34,868,740
                                                                                 ------------        -------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

From net investment income..................................................      (11,467,182)          (4,115,649)
From net realized gains.....................................................      (25,731,922)         (16,508,556)
                                                                                 ------------        -------------
  Total dividends and distributions to shareholders.........................      (37,199,104)         (20,624,205)
                                                                                 ------------        -------------

SHARE TRANSACTIONS

Net proceeds from the sale of shares........................................       68,609,866          339,789,141
Reinvestment of dividends and distributions.................................       37,199,104           20,624,205
Cost of shares redeemed.....................................................      (77,550,914)         (64,361,982)
                                                                                 ------------        -------------
  Net increase in net assets from share transactions........................       28,258,056          296,051,364
                                                                                 ------------        -------------

     Total increase in net assets...........................................       46,476,463          310,295,899

NET ASSETS

Beginning of period.........................................................      777,087,123          466,791,224
                                                                                 ------------        -------------
End of period (including undistributed net investment income of $4,963,012
  and $11,467,176, respectively)............................................     $823,563,586        $ 777,087,123
                                                                                 ------------        -------------
                                                                                 ------------        -------------

SHARES ISSUED AND REDEEMED

Issued......................................................................        1,594,182            7,796,148
Issued in reinvestment of dividends and distributions.......................          916,460              476,642
Redeemed....................................................................       (1,801,505)          (1,520,543)
                                                                                 ------------        -------------
  Net increase..............................................................          709,137            6,752,247
                                                                                 ------------        -------------
                                                                                 ------------        -------------

------------------------
(1) Unaudited

See accompanying notes to financial statements.

                             OCC ACCUMULATION TRUST
                               MANAGED PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS
                                 JUNE 30, 1999

                                  (UNAUDITED)

(1) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

OCC Accumulation Trust (the "Trust") was organized May 12, 1994 as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust is authorized to issue an unlimited number of six classes of shares of beneficial interest at $.01 par value. The Trust is comprised of six portfolios: the Equity Portfolio, the Small Cap Portfolio, the Global Equity Portfolio, the Managed Portfolio (the "Portfolio"), the U.S. Government Income Portfolio and the Mid Cap Portfolio. OpCap Advisors (the "Adviser"), a subsidiary of Oppenheimer Capital, serves as the Trust's investment adviser. The accompanying financial statements and notes thereto are those of the Portfolio. The Trust is an investment vehicle for variable annuity and variable life insurance contracts of various life insurance companies, and qualified pension and retirement plans.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements:

  (A) VALUATION OF INVESTMENTS

Investment securities, other than debt securities, listed on a national securities exchange or traded in the over-the-counter National Market System are valued each business day at the last reported sale price; if there are no such reported sales, the securities are valued at their last quoted bid price. Other securities traded over-the-counter and not part of the National Market System are valued at the last quoted bid price. Debt securities (other than short-term obligations) are valued each business day by an independent pricing service (approved by the Board of Trustees) using methods which include current market quotations from a major market maker in the securities and trader-reviewed "matrix" prices. Short-term debt securities having a remaining maturity of sixty days or less are valued at amortized cost or amortized value, which approximates market value. Any securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Trustees. The ability of issuers of debt instruments to meet their obligations may be affected by economic developments in a specific industry or region.

  (B) FEDERAL INCOME TAXES

It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders; accordingly, no Federal income tax provision is required.

  (C) INVESTMENT TRANSACTIONS AND OTHER INCOME

Investment transactions are accounted for on the trade date. In determining the gain or loss from the sale of investments, the cost of investments sold has been determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date and interest income is accrued as earned. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities.

  (D) DIVIDENDS AND DISTRIBUTIONS

Dividends and distributions to shareholders from net investment income and net realized capital gains, if any, are declared and paid at least annually.

The Portfolio records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions is determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. These "book-tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their Federal income tax treatment; temporary differences do not require

                             OCC ACCUMULATION TRUST
                               MANAGED PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS
                                 JUNE 30, 1999
                            (UNAUDITED) (CONCLUDED)

(1) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONCLUDED) reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for Federal income tax purposes, they are reported as dividends and/or distributions of paid-in-capital or as a tax return of capital.

  (E) ALLOCATION OF EXPENSES

Expenses specifically identifiable to a particular portfolio are borne by that portfolio. Other expenses are allocated to each portfolio based on its net assets in relation to the total net assets of all applicable portfolios of the Trust or another reasonable basis.

  (F) USE OF ESTIMATES

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

  (G) EXPENSE OFFSET

The Portfolio benefits from an expense offset arrangement with its custodian bank whereby uninvested cash balances earn credits that reduce custodian fees. Had these cash balances been invested in income producing securities, they would have generated income for the Portfolio.

  (H) TRUSTEES' RETIREMENT PLAN

On October 19, 1998, the Trust adopted a retirement plan that provides for payments upon retirement to independent trustees based on the average annual compensation paid to them during their five highest paid years of service. An independent trustee must serve for a minimum of seven years (or such lesser period as may be approved by the board) to become eligible to receive benefits. For the six months ended June 30, 1999, expenses accrued in connection with the retirement plan were $36,828.

(2) INVESTMENT ADVISORY FEE

The investment advisory fee is accrued daily and payable monthly to the Adviser, and is computed as a percentage of the Portfolio's net assets as of the close of business each day at the annual rate of .80% on the first $400 million, .75% on the next $400 million and .70% thereafter. The Adviser is contractually obligated to waive a portion of the advisory fee and to assume any necessary expenses in order to limit total operating expenses of the Portfolio to 1.00% of average net assets (net of any expense offset) on an annual basis.

(3) PURCHASES AND SALES OF SECURITIES

For the six months ended June 30, 1999, purchases and sales of investments, other than short-term securities, were $171,298,623 and $180,759,549, respectively.

(4) UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS

Aggregate gross unrealized appreciation for securities in which there was an excess of value over cost was $124,505,494, aggregate gross unrealized depreciation for securities in which there was an excess of cost over value was $17,294,760, resulting in net unrealized appreciation of $107,210,734.

                             OCC ACCUMULATION TRUST
                               MANAGED PORTFOLIO
                              FINANCIAL HIGHLIGHTS
     FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD:

                                    SIX MONTHS ENDED            YEAR ENDED DECEMBER 31,              SEPTEMBER 16,
                                    JUNE 30, 1999      ------------------------------------------      1994 (1)
                                        (7)              1998       1997       1996        1995     TO DECEMBER 31, 1994
                                    ----------------   --------   --------   --------     -------   ----------------------
Net asset value, beginning of
  period...........................     $  43.74       $  42.38   $  36.21   $  30.14     $ 20.83          $  21.80
                                        --------       --------   --------   --------     -------          --------
Income from investment operations:
  Net investment income............         0.28           0.60       0.34       0.43        0.42              0.14
  Net realized and unrealized gain
    (loss) on investments..........         2.67           2.40       7.45       6.31        9.02             (1.11)
                                        --------       --------   --------   --------     -------          --------
    Total income (loss) from
      investment operations........         2.95           3.00       7.79       6.74        9.44             (0.97)
                                        --------       --------   --------   --------     -------          --------
Dividends and distributions to
  shareholders:
  From net investment income.......        (0.65)         (0.33)     (0.40)     (0.41)      (0.13)               --
  From net realized gains..........        (1.47)         (1.31)     (1.22)     (0.26)         --                --
                                        --------       --------   --------   --------     -------          --------
    Total dividends and
      distributions to
      shareholders.................        (2.12)         (1.64)     (1.62)     (0.67)      (0.13)               --
                                        --------       --------   --------   --------     -------          --------
Net asset value, end of period.....     $  44.57       $  43.74   $  42.38   $  36.21     $ 30.14          $  20.83
                                        --------       --------   --------   --------     -------          --------
                                        --------       --------   --------   --------     -------          --------
Total return (2)...................         7.2%           7.1%      22.3%      22.8%       45.6%              (4.4)%
                                        --------       --------   --------   --------     -------          --------
                                        --------       --------   --------   --------     -------          --------
Net assets, end of period
  (000's)..........................     $823,564       $777,087   $466,791   $180,728     $99,188          $ 54,943
                                        --------       --------   --------   --------     -------          --------
Ratio of net operating expenses to
  average net assets (5)...........        0.83%(3,4)     0.82%      0.87%      0.84%(6)    0.66%(6)           0.66%(3,6)
                                        --------       --------   --------   --------     -------          --------
Ratio of net investment income to
  average net assets (5)...........        1.27%(3,4)     1.74%      1.42%      1.66%(6)    1.85%(6)           2.34%(3,6)
                                        --------       --------   --------   --------     -------          --------
Portfolio turnover.................          26%            37%        32%        27%         22%                8%
                                        --------       --------   --------   --------     -------          --------

------------------
(1) Commencement of operations.
(2) Assumes reinvestment of all dividends and distributions. Total return for a period of less than one year is not annualized.
(3) Annualized
(4) Average net assets for the six months ended June 30, 1999 were $787,492,572.
(5) For fiscal periods ended after September 1, 1995, ratios are inclusive of expenses offset by earnings credits from custodian bank (See 1G in Notes to Financial Statements).
(6) During the periods noted above, the Adviser waived a portion of its fees. If such waivers had not been in effect, the ratios of net operating expenses to average net assets and the ratios of net investment income to average net assets would have been 0.85% and 1.65%, respectively, for the year ended December 31, 1996, 0.74% and 1.77%, respectively, for the year ended December 31, 1995 and 0.96% and 2.04% (annualized), respectively, for the period September 16, 1994 (commencement of operations) to December 31, 1994.
(7) Unaudited

                             OCC ACCUMULATION TRUST
                           ONE WORLD FINANCIAL CENTER
                               NEW YORK, NY 10281

TRUSTEES AND PRINCIPAL OFFICERS

Joseph M. LaMotta........................................  Trustee, President & Chairman
Paul Y. Clinton..........................................  Trustee
Thomas W. Courtney.......................................  Trustee
Lacy B. Herrmann.........................................  Trustee
George Loft..............................................  Trustee
Bernard H. Garil.........................................  Vice President
Mark F. Degenhart........................................  Vice President and Portfolio Manager
John C. Giusio, Jr.......................................  Vice President
Richard J. Glasebrook, II................................  Vice President and Portfolio Manager
Colin Glinsman...........................................  Vice President and Portfolio Manager
Louis Goldstein..........................................  Vice President and Portfolio Manager
Benjamin D. Gutstein.....................................  Vice President and Portfolio Manager
Vikki Hanges.............................................  Vice President and Portfolio Manager
Timothy J. McCormack.....................................  Vice President and Portfolio Manager
Eileen P. Rominger.......................................  Vice President and Portfolio Manager
Lawrence K. Becker.......................................  Treasurer
Deborah Kaback...........................................  Secretary
Brian S. Shlissel........................................  Assistant Treasurer
Maria Camacho............................................  Assistant Secretary

INVESTMENT ADVISER
OpCap Advisors
One World Financial Center
New York, NY 10281

CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
P.O. Box 1978
Boston, MA 02105

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

This report is authorized for distribution only to shareholders and to others who have received a copy of this Trust's prospectus.